                                                                 Exhibit 99.2


                  OHIO CASUALTY CORPORATION & SUBSIDIARIES

                     SUPPLEMENTAL FINANCIAL INFORMATION

                            FOR THE PERIODS ENDING

                                 MARCH 31, 2006



             Contents: Page 1  GAAP Summary Income Statement Data
                       Page 2  Property and Casualty Insurance Data
                       Page 3  Consolidated Balance Sheet Data and
                                Related Information
                       Page 4  Supplemental Information








Ohio Casualty Corporation publishes forward-looking statements relating to such matters as anticipated financial performance, business prospects and plans, regulatory developments and similar matters. The statements contained in this release and supplemental financial information that are not historical information, are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The operations, performance and development of the Consolidated Corporation's business are subject to risks and uncertainties, which may cause actual results to differ materially from those contained in or supported by the forward-looking statements in this release and supplemental financial information. The risks and uncertainties that may affect the operations, performance, development and results of the Consolidated Corporation's business include the following: changes in property and casualty reserves; catastrophe losses; premium and investment growth; product pricing environment; availability of credit, change in government regulation; performance of financial markets; fluctuations in interest rates; availabiltiy and pricing of reinsurance; litigation and administrative proceedings; rating agency actions; acts of war and terrorist activities; ability to appoint and/or retain agents; ability to achieve targeted expense savings; ability to achieve premium targets and profitability goals; and general economic and market conditions.

Ohio Casualty Corporation undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this release and supplemental financial information, or to update them to reflect events or circumstances occurring after the date of this release and supplemental financial information, or to reflect the occurrence of unanticipated events. Investors are also advised to consult any further disclosures made on related subjects in the Ohio Casualty Corporation's reports filed with the Securities and Exchange Commission or in subsequent releases.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
SUMMARY INCOME STATEMENT - GAAP BASIS,
unless otherwise noted (in thousands,
except per share data)
FIRST QUARTER, 2006
(Data Unaudited)


                                                      THREE MONTHS ENDED MARCH 31,
                                           -----------------------------------------------
CONSOLIDATED                                         2006                   2005
----------------------------------------   -----------------------------------------------
Premiums and finance charges earned         $   357,661            $   362,302
Investment income less expenses                  50,936                 48,456
Investment gains/(losses) realized, net          14,199                     (6)
                                             -----------            -----------
      Total revenues                            422,796                410,752

Losses                                          189,008                191,125
Loss adjustment expenses                         36,683                 42,968
Underwriting expenses                           113,812                112,072
Corporate and other expenses                     10,130                 14,849
                                             -----------            -----------
      Total expenses                            349,633                361,014

Income before income taxes                       73,163                 49,738

Income tax expense:
   On investment gains/(losses) realized          4,970                     (2)
   On all other income                           16,296                 12,053
                                             -----------            -----------
      Total income tax expense                   21,266                 12,051

Net income                                  $    51,897            $    37,687
                                            ============           ============

Average shares outstanding - diluted             64,837                 71,675
Net income, per share - diluted             $      0.80            $      0.55
Operating income*                           $    42,668            $    37,691
Operating income - earnings per share*      $      0.66            $      0.55
Operating income - return on equity*               13.7%                  14.6%

Effective tax rate on investment income            26.8%                  26.9%

KEY PROPERTY AND CASUALTY  RATIOS                   GAAP Statutory         GAAP Statutory
---------------------------------------         -------- ---------     -------- ---------
Losses                                             52.8%     52.8%        52.8%     52.8%
Loss adjustment expenses                           10.3%     10.3%        11.9%     11.9%
Underwriting expenses                              31.8%     31.4%        30.9%     30.0%
                                                --------  -------      --------  -------
      Combined ratio                               94.9%     94.5%        95.6%     94.7%

CORPORATE/OTHER
---------------------------------------
Net investment income                       $     3,700            $     3,311
Investment gains/(losses) realized, net            (120)                     -
Agent relationships asset expenses                2,870                  4,395
Corporate expenses                                7,260                 10,454



CONSOLIDATED                                      YEAR 2005
----------------------------------------   -----------------------
Premiums and finance charges earned         $ 1,453,568
Investment income less expenses                 201,357
Investment gains/(losses) realized, net          47,426
                                             -----------
      Total revenues                          1,702,351

Losses                                          752,280
Loss adjustment expenses                        155,033
Underwriting expenses                           461,907
Corporate and other expenses                     52,409
                                             -----------
      Total expenses                          1,421,629

Income before income taxes                      280,722

Income tax expense:
   On investment gains/(losses) realized          5,871
   On all other income                           62,158
                                             -----------
      Total income tax expense                   68,029

Net income                                  $   212,693
                                            ============

Average shares outstanding - diluted             67,194
Net income, per share - diluted             $      3.19
Operating income*                           $   171,139
Operating income - earnings per share*      $      2.57
Operating income - return on equity*               15.3%

Effective tax rate on investment income            27.1%

KEY PROPERTY AND CASUALTY  RATIOS                   GAAP Statutory
---------------------------------------         -------- ---------
Losses                                             51.7%     51.7%
Loss adjustment expenses                           10.7%     10.7%
Underwriting expenses                              31.8%     31.8%
                                                --------  -------
      Combined ratio                               94.2%     94.2%

CORPORATE/OTHER
---------------------------------------
Net investment income                       $    15,071
Investment gains/(losses) realized, net          11,572
Agent relationships asset expenses               12,268
Corporate expenses                               40,141


*Management of the Corporation believes the significant volatility of realized investment gains and losses limits the usefulness of net income as a measure of current operating performance. Accordingly, management uses the non-GAAP financial measure of operating income to further evaluate current operating performance. Operating income return on equity is calculated by dividing the annualized consolidated operating income for the most recent quarter by the average shareholders' equity for the quarter using a simple average of beginning and ending balances for the quarter, excluding from equity after-tax unrealized investment gains and losses. See press release dated April 26, 2006 for reconciliation of operating income both in dollar amounts and per share amounts and operating income return on equity to net income, net income per share and net income return on equity, respectively.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
PROPERTY AND CASUALTY INSURANCE DATA
(in thousands, except ratio data)
FIRST QUARTER, 2006
(Data Unaudited)

                                                   THREE MONTHS ENDED MARCH 31,
                                        ------------------------------------------------
                                                  2006                     2005
OPERATING SEGMENTS and                  -----------------------  -----------------------
SELECTED PRODUCT LINES                   Net Premiums  Combined   Net Premiums  Combined
GAAP BASIS:                                 Earned       Ratio       Earned       Ratio
--------------------------               ------------  --------   ------------  --------
Commercial Lines                         $    204,640    101.8%   $    205,598    106.3%
   Workers' compensation                       33,992    141.3%         33,010    148.9%
   Commercial auto                             56,870     85.1%         57,652     84.7%
   General liability                           23,575    124.9%         22,414    120.1%
   CMP, fire and inland marine                 90,203     91.4%         92,522    101.2%

Specialty Lines                                37,263     75.2%         35,075     96.3%
   Commercial umbrella                         24,193     76.8%         22,578    102.1%
   Fidelity and surety                         13,070     71.7%         12,497     85.9%

Personal Lines                                115,758     89.2%        121,629     77.2%
   Personal auto incl. personal umbrella       68,083     98.2%         72,822     77.2%
   Personal property                           47,675     76.3%         48,807     77.1%
                                          ------------   ------    ------------   ------
     Total All Lines                      $   357,661     94.9%   $    362,302     95.6%


                                         Net Premiums  Combined   Net Premiums  Combined
STATUTORY BASIS:                            Written      Ratio       Written      Ratio
--------------------------               ------------  --------   ------------  --------
Commercial Lines                         $    212,362    101.3%   $    205,596    105.9%
   Workers' compensation                       35,801    140.1%         35,277    147.8%
   Commercial auto                             59,037     84.9%         57,249     84.0%
   General liability                           24,914    123.7%         23,549    118.7%
   CMP, fire and inland marine                 92,610     91.3%         89,521    101.6%

Specialty Lines                                35,784     75.5%         39,092     86.5%
   Commercial umbrella                         22,047     77.2%         26,808     89.7%
   Fidelity and surety                         13,737     68.8%         12,284     84.9%

Personal Lines                                105,922     88.3%        113,780     77.3%
   Personal auto incl. personal umbrella       66,857     94.4%         73,558     77.1%
   Personal property                           39,065     80.0%         40,222     78.8%
                                          ------------   ------    ------------   ------
     Total All Lines                     $    354,068     94.5%   $    358,468     94.7%


                                                YEAR 2005
OPERATING SEGMENTS and                  -----------------------
SELECTED PRODUCT LINES                   Net Premiums  Combined
GAAP BASIS:                                 Earned       Ratio
--------------------------              ------------- ---------
Commercial Lines                         $    827,440    101.9%
   Workers' compensation                      134,510    142.4%
   Commercial auto                            230,471     82.2%
   General liability                           93,308    111.3%
   CMP, fire and inland marine                369,151     96.9%

Specialty Lines                               143,151     95.3%
   Commercial umbrella                         92,235    101.9%
   Fidelity and surety                         50,916     83.2%

Personal Lines                                482,977     80.8%
   Personal auto incl. personal umbrella      288,340     85.8%
   Personal property                          194,637     73.5%
                                          ------------   ------
     Total All Lines                     $  1,453,568     94.2%



                                         Net Premiums  Combined
STATUTORY BASIS:                            Written      Ratio
--------------------------               ------------  --------
Commercial Lines                         $    823,490    102.3%
   Workers' compensation                      138,582    142.6%
   Commercial auto                            227,702     82.6%
   General liability                           95,680    111.8%
   CMP, fire and inland marine                361,526     97.6%


Specialty Lines                               150,423     89.9%
   Commercial umbrella                         97,165     94.6%
   Fidelity and surety                         53,258     81.7%

Personal Lines                                475,494     81.2%
   Personal auto incl. personal umbrella      283,741     86.3%
   Personal property                          191,753     73.8%
                                          ------------   ------
     Total All Lines                     $  1,449,407     94.2%

OHIO CASUALTY CORPORATION & SUBSIDIARIES
CONSOLIDATED BALANCE SHEET DATA AND RELATED
INFORMATION (in thousands, except share and per share data)
FIRST QUARTER, 2006
(2006 Data Unaudited)



                                             March 31,     December 31,
                                               2006            2005
Assets                                       ---------     ------------
Investments:
  U.S. government fixed maturities          $    25,412     $    25,940
  Tax exempt fixed maturities                 1,336,903       1,277,318
  Taxable fixed maturities:
    Available-for-sale, at fair value         2,140,270       2,224,456
    Held-to-maturity, at amortized cost         259,394         264,422
                                            ------------    ------------
       Total fixed maturities                 3,761,979       3,792,136

  Equity securities, at fair value              377,815         375,079
                                            ------------    ------------
       Total investments                      4,139,794       4,167,215

Cash and cash equivalents                        53,117          54,575
Premiums and other receivables, net of
  allowance for bad debts of $4,000
  and $4,200, respectively                      304,457         309,190
Deferred policy acquisition costs               151,884         153,671
Property and equipment, net of
  accumulated depreciation of $179,404
  and $177,239, respectively                     79,439          80,079
Reinsurance recoverable, net of
  allowance $3,690                              732,290         741,800
Agent relationships, net of accumulated
  amortization of $46,506 and $45,531,
  respectively                                  106,856         109,726
Interest and dividends due or accrued            48,009          54,942
Deferred tax asset                               20,860          14,846
Other assets                                    123,233          77,021
                                            ------------    ------------
       Total assets                         $ 5,759,939     $ 5,763,065
                                            ============    ============

Shares outstanding                           63,493,665      63,281,136
Book value per share                             $22.71          $22.54
Unrealized gain component of
  book value per share*                           $2.57           $3.13


                                             March 31,     December 31,
                                               2006            2005
Liabilities                                  ---------     ------------
Insurance reserves:
  Losses                                    $ 2,441,370     $ 2,435,028
  Loss adjustment expenses                      510,466         511,817
  Unearned premiums                             673,930         679,601
Debt                                            200,003         200,401
Reinsurance treaty funds held                   146,606         150,367
Other liabilities                               345,804         359,444
                                            ------------    ------------
       Total liabilities                      4,318,179       4,336,658


Shareholders' Equity
Common stock, $.125 par value
  Authorized: 150,000,000
  Issued shares: 72,418,344; 72,418,344           9,052           9,052
Additional paid-in capital                       18,036          18,810
Accumulated other comprehensive income          142,279         177,992
Retained earnings                             1,409,653       1,360,547
Treasury stock, at cost:
  (Shares: 8,924,679; 9,137,208)               (137,260)       (139,994)
                                            ------------    ------------
      Total shareholders' equity              1,441,760       1,426,407
                                            ------------    ------------
      Total liabilities and
      shareholders' equity                  $ 5,759,939     $ 5,763,065
                                            ============    ============
Statutory Insurance Reserves
   Losses                                   $ 1,814,420     $ 1,800,683
   Loss adjustment expense                      455,016         457,843
   Unearned premiums                            641,986         645,579

Other Statutory Data
   Statutory policyholders' suplus            1,038,217       1,004,545
   Ratio of net premiums written to surplus  1.4 to 1.0      1.4 to 1.0

*The unrealized gain component of book value per share excludes $9.6 million and $10.1 million at March 31, 2006 and December 31, 2005, respectively, which relates to the unrealized holding period gain on the transfer of fixed maturity securities from the available-for-sale classification to the held-to-maturity classification.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
SUPPLEMENTAL INFORMATION (in thousands,
except ratios and accident year data)
FIRST QUARTER, 2006
(Data Unaudited)


                                           THREE MONTHS ENDED MARCH 31,    YEAR
                                               2006         2005           2005
                                           ---------------------------  ----------
Gross Premiums Written
----------------------
     Commercial Lines                       $  218,051   $  211,177     $  840,974
     Specialty Lines                            47,495       53,178        210,795
     Personal Lines                            107,195      114,901        478,282
                                             ----------   ----------     ----------
          Total                                372,741      379,256      1,530,051

New Business Gross Premiums Written
-----------------------------------
     Commercial Lines                       $   43,482   $   36,300     $  148,890
     Commercial Umbrella                         7,409        8,190         33,414
     Personal Lines                              8,948        8,784         37,195

Average Renewal Price Increase
------------------------------
     Commercial Lines                              0.0%         2.0%           2.0%
     Commercial Umbrella                           1.5%         6.8%           3.7%

Catastrophe Loss Ratio
----------------------
     Commercial Lines                              0.9%         0.6%           2.2%
     Specialty Lines                               0.0%         0.0%           0.0%
     Personal Lines                                1.5%         1.0%           1.5%
          Total All Lines                          1.0%         0.7%           1.8%

Prior Accident Year Loss & LAE by Segment (GAAP Basis)
------------------------------------------------------
     Commercial Lines                       $      0.5   $     12.2     $     29.1
     Specialty Lines                              (9.8)        (2.8)         (12.3)
     Personal Lines                               (3.6)       (13.2)         (36.9)
                                             ----------   ----------     ----------
          Total All Lines Accident Year
           Development                           (12.9)        (3.8)         (20.1)

Prior Accident Year Loss & LAE (GAAP Basis)
-------------------------------------------
     Accident Year 2005                     $     (2.8)  $        -     $        -
     Accident Year 2004                           (4.6)        (9.3)         (30.8)
     Accident Year 2003 and Prior                 (5.5)         5.5           10.7
                                             ----------   ----------     ----------
          Total Accident Year Development        (12.9)        (3.8)         (20.1)